FORM 8-K

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                   _____________________________________


                               CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                   DATE OF REPORT:  FEBRUARY 27, 1998
                    (Date of earliest event reported)



                         KIMBERLY-CLARK CORPORATION
           (Exact name of registrant as specified in its charter)


            DELAWARE                   1-225           39-0394230

   (State or other jurisdiction    (Commission File     (IRS Employer
       of incorporation)             Number)        Identification No.)


              P.O. BOX 619100, DALLAS, TEXAS               75261-9100
       (Address of principal executive offices)             (Zip Code)


                                 (972) 281-1200
              (Registrant's telephone number, including area code)



                   _____________________________________




Item 7.  Financial Statements and Exhibits


(c)       Exhibits

  (13) The Corporation's 1997 audited consolidated financial statements, the notes thereto and the independent auditors' report thereon are attached hereto as Exhibit (13).

  (23.1) The consent of Deloitte & Touche LLP is attached hereto as Exhibit (23.1).

  (23.2) The consent of Coopers & Lybrand L.L.P. is attached hereto as Exhibit (23.2).



                                  SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      KIMBERLY-CLARK CORPORATION



Date:     February 27, 1998           By:  /s/ John W. Donehower
                                           ---------------------
                                           John W. Donehower
                                           Senior Vice President and
                                           Chief Financial Officer


                               EXHIBIT INDEX



    (13) The Corporation's 1997 audited consolidated financial statements, the notes thereto and the independent auditors' report thereon are attached hereto as Exhibit (13).

    (23.1) The consent of Deloitte & Touche LLP is attached hereto as Exhibit (23.1).

    (23.2) The consent of Coopers & Lybrand L.L.P. is attached hereto as Exhibit (23.2).